INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
INCOME TAXES

NOTE 5 – INCOME TAXES

Income Tax Expense

The Company’s income tax expense for the three months ended March 31, 2015 and 2014, respectively, consisted of the following components:

(In thousands)	Three Months Ended March 31,
	2015	2014
Current tax expense	$(40,385)	$(43,080)
Deferred tax expense	(16,220)	(25,308)

Income tax expense	$(56,605)	$(68,388)

The effective tax rate for the three months ended March 31, 2015 was (17.2)% and for the three months ended March 31, 2014 was (18.8)%. The 2015 and 2014 effective tax rates were primarily impacted by the valuation allowance recorded against deferred tax assets resulting from current period net operating losses in U.S. federal, state and certain foreign jurisdictions due to the uncertainty of the ability to utilize those assets in future periods.

NOTE 9 – INCOME TAXES

Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2014	2013	2012
Current - Federal	$(503)	$10,586	$61,655
Current - foreign	(27,256)	(48,466)	(48,579)
Current - state	3,193	1,527	(9,408)

Total current benefit (expense)	(24,566)	(36,353)	3,668
Deferred - Federal	(29,284)	126,905	261,014
Deferred - foreign	4,308	8,932	27,970
Deferred - state	(8,947)	22,333	15,627

Total deferred benefit (expense)	(33,923)	158,170	304,611

Income tax benefit (expense)	$(58,489)	$121,817	$308,279

Current tax expense of $24.6 million was recorded for 2014 as compared to a current tax expense of $36.4 million for 2013. The change in current tax was primarily due to a reduction in unrecognized tax benefits during 2014, which resulted from the expiration of statutes of limitations to assess taxes in the United Kingdom and several state jurisdictions. This decrease in unrecognized tax benefits resulted in a reduction to current tax expense of $35.4 million during 2014.

Current tax expense of $36.4 million was recorded for 2013 as compared to a current tax benefit of $3.7 million for 2012. The change in current tax was primarily due to the Company’s settlement of U.S. federal and foreign tax examinations during 2012. Pursuant to the settlements, the Company recorded a reduction to current income tax expense of approximately $67.3 million during 2012 to reflect the net current tax benefits of the settlements.

Deferred tax expense of $33.9 million was recorded for 2014 compared with deferred tax benefit of $158.2 million for 2013. The change in deferred tax is primarily due to the valuation allowance of $339.8 million recorded against the Company’s current period federal and state net operating losses during 2014.

Deferred tax benefit of $158.2 million for 2013 primarily relates to cancellation of debt income recognized during the year as a result of certain debt restructuring transactions, and is lower when compared with the deferred tax benefit of $304.6 million for 2012. The decrease in deferred tax benefit in 2013 is primarily due to the valuation allowance of $143.5 million recorded against a portion of the Company’s federal and state net operating losses.

Significant components of the Company’s deferred tax liabilities and assets as of December 31, 2014 and 2013 are as follows:

(In thousands)	2014	2013
Deferred tax liabilities:
Intangibles and fixed assets	$2,335,584	$2,402,168
Long-term debt	119,887	183,615
Investments in nonconsolidated affiliates	1,121	-
Other investments	5,575	6,759
Other	8,857	6,655

Total deferred tax liabilities	2,471,024	2,599,197

Deferred tax assets:
Accrued expenses	111,884	106,651
Investments in nonconsolidated affiliates	-	1,824
Net operating loss carryforwards	1,445,340	1,287,239
Bad debt reserves	9,346	9,726
Other	34,017	35,527

Total gross deferred tax assets	1,600,587	1,440,967
Less: Valuation allowance	655,658	327,623

Total deferred tax assets	944,929	1,113,344

Net deferred tax liabilities	$1,526,095	$1,485,853

Included in the Company’s net deferred tax liabilities are $37.8 million and $52.0 million of current net deferred tax assets for 2014 and 2013, respectively. The Company presents these assets in “Other current assets” on its consolidated balance sheets. The remaining $1.6 billion and $1.5 billion of net deferred tax liabilities for 2014 and 2013, respectively, are presented in “Deferred tax liabilities” on the consolidated balance sheets.

The Company’s net foreign deferred tax liabilities were $13.6 million and $19.8 million for the periods ended December 31, 2014 and December 31, 2013, respectively.

The deferred tax liability related to intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired FCC licenses, billboard permits and tax deductible goodwill created from the Company’s various stock acquisitions. In accordance with ASC 350-10, Intangibles—Goodwill and Other, the Company does not amortize FCC licenses and billboard permits. As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its FCC licenses, permits and tax deductible goodwill or sells its FCC licenses or permits. As the Company continues to amortize its tax basis in its FCC licenses, permits and tax deductible goodwill, the deferred tax liability will increase over time.

At December 31, 2014, the Company had recorded net operating loss carryforwards (tax effected) for federal and state income tax purposes of approximately $1.3 billion, expiring in various amounts through 2034. The Company expects to realize the benefits of a portion of its deferred tax assets attributable to federal and state net operating losses based upon expected future taxable income from deferred tax liabilities that reverse in the relevant federal and state jurisdictions and carryforward periods. As of December 31, 2014, the Company has recorded a partial valuation allowance of $487.1 million against these deferred tax assets attributable to federal and state net operating losses. In addition, the Company had recorded deferred tax assets for foreign net operating loss carryforwards (tax effected) of approximately $153.0 million which are offset in part by an associated valuation allowance of $146.4 million. Additional deferred tax valuation allowance of $22.1 million offsets other foreign deferred tax assets that are not expected to be realized. Realization of these foreign deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions and carryforward periods. Due to the Company’s evaluation of negative factors including particular negative evidence of cumulative losses in these jurisdictions, the Company continues to record valuation allowances on the foreign deferred tax assets that are not expected to be realized. The Company expects to realize its remaining gross deferred tax assets based upon its assessment of deferred tax liabilities that will reverse in the same carryforward period and jurisdiction and are of the same character as the net operating loss carryforwards and temporary differences that give rise to the deferred tax assets. Any deferred tax liabilities associated with acquired FCC licenses, billboard permits and tax-deductible goodwill intangible assets are not relied upon as a source of future taxable income, as these intangible assets have an indefinite life.

At December 31, 2014, net deferred tax liabilities include a deferred tax asset of $28.9 million relating to stock-based compensation expense under ASC 718-10, Compensation—Stock Compensation. Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date. Accordingly, there can be no assurance that the stock price of the Company’s common stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in its balance sheet.

The reconciliation of income tax computed at the U.S. Federal statutory tax rates to income tax benefit is:

	Years Ended December 31,
(In thousands)	2014		2013		2012
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax benefit at statutory rates	$246,284	35%	$246,867	35%	$251,814	35%
State income taxes, net of federal tax effect	26,518	4%	32,768	4%	6,218	1%
Foreign income taxes	11,074	2%	(22,640)	(3%)	8,782	2%
Nondeductible items	(5,533)	(1%)	(4,870)	(1%)	(4,617)	(1%)
Changes in valuation allowance and other estimates	(333,641)	(47%)	(135,161)	(19%)	50,697	7%
Other, net	(3,191)	(1%)	4,853	1%	(4,615)	(1%)

Income tax benefit (expense)	$(58,489)	(8%)	$121,817	17%	$308,279	43%

The Company’s effective tax rate for the year ended December 31, 2014 is (8%). The effective tax rate for 2014 was impacted by the $339.8 million valuation allowance recorded during the period as additional deferred tax expense. The valuation allowance was recorded against the Company’s current period federal and state net operating losses due to the uncertainty of the ability to utilize those losses in future periods. This expense was partially offset by $28.9 million in net tax benefits associated with a decrease in unrecognized tax benefits resulting from the expiration of statute of limitations to assess taxes in the United Kingdom and several state jurisdictions. Foreign income before income taxes was approximately $97.2 million for 2014, and it should be noted that with limited exceptions, tax rates in our foreign jurisdictions are lower than that of the U.S. federal statutory rate.

A tax benefit was recorded for the year ended December 31, 2013 of 17%. The effective tax rate for 2013 was impacted by the $143.5 million valuation allowance recorded during the period as additional deferred tax expense. The valuation allowance was recorded against a portion of the federal and state net operating losses due to the uncertainty of the ability to utilize those losses in future periods. This expense was partially offset by $20.2 million in net tax benefits recorded during the period due to the settlement of certain U.S. federal and state tax examinations during the year. Foreign income before income taxes was approximately $48.3 million for 2013.

A tax benefit was recorded for the year ended December 31, 2012 of 43%. The effective tax rate for 2012 was impacted by the Company’s settlement of U.S. federal and foreign tax examinations during the year. Pursuant to the settlements, the Company recorded a reduction to income tax expense of approximately $60.6 million to reflect the net tax benefits of the settlements. This benefit was partially offset by additional tax recorded during 2012 related to the write-off of deferred tax assets associated with the vesting of certain equity awards. Foreign income before income taxes was approximately $84.0 million for 2012.

The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense. The total amount of interest accrued at December 31, 2014 and 2013 was $40.8 million and $49.4 million, respectively. The total amount of unrecognized tax benefits and accrued interest and penalties at December 31, 2014 and 2013 was $147.7 million and $178.8 million, respectively, of which $110.4 million and $131.0 million is included in “Other long-term liabilities”, and $2.3 million and $11.6 million is included in “Accrued Expenses” on the Company’s consolidated balance sheets, respectively. In addition, $35.0 million and $36.1 million of unrecognized tax benefits are recorded net with the Company’s deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2014 and 2013, respectively. The total amount of unrecognized tax benefits at December 31, 2014 and 2013 that, if recognized, would impact the effective income tax rate is $68.8 million and $100.1 million, respectively.

(In thousands)	Years Ended December 31,
Unrecognized Tax Benefits	2014	2013
Balance at beginning of period	$129,375	$138,437
Increases for tax position taken in the current year	13,848	12,004
Increases for tax positions taken in previous years	6,003	13,163
Decreases for tax position taken in previous years	(9,764)	(21,928)
Decreases due to settlements with tax authorities	(8,181)	(1,113)
Decreases due to lapse of statute of limitations	(24,367)	(11,188)

Balance at end of period	$106,914	$129,375

The Company and its subsidiaries file income tax returns in the United States federal jurisdiction and various state and foreign jurisdictions. During 2014, the statute of limitations for certain tax years expired in the United Kingdom and several state jurisdictions resulting in a reduction to unrecognized tax benefits of $24.4 million, excluding interest. Also during 2014, the Company settled certain U.S. federal and state examinations with taxing authorities, resulting in decreases in unrecognized tax benefits relating to cash tax payments of $8.2 million. All federal income tax matters through 2008 are closed and the Company has effectively settled the 2009 and 2010 examinations with the IRS and is awaiting final approval of the settlement from the Joint Committee on Taxation. The IRS is currently auditing the Company’s tax returns for the 2011 and 2012 periods. Substantially all material state, local, and foreign income tax matters have been concluded for years through 2005.